     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001


                                                      REGISTRATION NOS. 33-12791
                                                                       811-05069
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /

                        POST-EFFECTIVE AMENDMENT NO. 19                      /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / /

                                AMENDMENT NO. 20                             /X/

                            ------------------------

                    EQUITRUST VARIABLE INSURANCE SERIES FUND
               (Exact name of Registrant as Specified in Charter)

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Address of Principal Executive Offices)(Zip Code)

                                 (515)225-5586
              (Registrant's Telephone Number, Including Area Code)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:

                                STEPHEN E. ROTH
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

                            ------------------------

    It is proposed that this filing become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2001 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of Rule 485
/ / 75 days after filing pursuant to paragraph (a)(2) of Rule 485
/ / on (date) pursuant to paragraph (a)(2) of Rule 485



                            ------------------------

      Title of Securities Being Registered: Shares of Beneficial Interest

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    EQUITRUST VARIABLE INSURANCE SERIES FUND
                  --------------------------------------------

                             MONEY MARKET PORTFOLIO
                           HIGH GRADE BOND PORTFOLIO
                               MANAGED PORTFOLIO
                           HIGH YIELD BOND PORTFOLIO
                             VALUE GROWTH PORTFOLIO
                              BLUE CHIP PORTFOLIO
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2001



Welcome to EquiTrust Variable Insurance Series Fund, an open-end diversified management investment company consisting of six Portfolios, each with its own investment objective(s), investment policies, restrictions and attendant risks. This prospectus describes each Portfolio in some detail -- please read it and retain it for future reference.


Shares of each Portfolio are offered exclusively to certain registered separate accounts of Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies as funding vehicles for certain variable annuity and variable life insurance contracts issued by Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies and are not offered directly to the public.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES
   OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             EquiTrust Mutual Funds
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  877-860-2904

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


DEFINITIONS.......................................    2

Money Market Portfolio............................    3

High Grade Bond Portfolio.........................    5

Managed Portfolio.................................    7

High Yield Bond Portfolio.........................    9

Value Growth Portfolio............................   11

Blue Chip Portfolio...............................   13

HIGH YIELD BOND PORTFOLIO STRATEGY................   15

PRINCIPAL RISK FACTORS............................   15

      General Discussion of Risks.................   15

      Types of Investment Risk....................   17

      Higher Risk Securities and Practices........   18

      Higher Risk Securities and Practices
       Table......................................   20

HIGHER RISK SECURITIES AND INVESTMENT
  STRATEGIES......................................   21

      Securities of Foreign Issuers...............   21

      Lower-Rated Debt Securities.................   21

      When-Issued and Delayed Delivery
       Transactions...............................   23

      Mortgage-Backed Securities..................   23

      Covered Call Options........................   24

      Capital Securities..........................   24

PORTFOLIO MANAGEMENT..............................   24

OTHER INFORMATION.................................   26

      Distributor.................................   26

      Net Asset Value.............................   26

      Shareholders................................   26

      Distributions and Taxes.....................   27

FINANCIAL HIGHLIGHTS..............................   28

ADDITIONAL INFORMATION............................   31

      Annual/Semi-Annual Reports to
       Shareholders...............................   31

      Statement of Additional Information.........   31

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

    ADVISER: The Fund's investment adviser, EquiTrust Investment Management Services, Inc.


    EQUITY SECURITIES: Common stock, preferred stock and warrants or rights to acquire common stock.


    FOREIGN ISSUERS: Companies organized outside the United States whose securities are traded on U.S. exchanges and payable or denominated in U.S. dollars.

    HIGH GRADE: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (E.G., A or higher by either Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality. (See Appendix A to the Statement of Additional Information for an explanation of ratings.)

    INVESTMENT GRADE: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (E.G., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality. (See Appendix A to the Statement of Additional Information for an explanation of ratings.)

    PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

    SAI: The Fund's Statement of Additional Information, or SAI, contains additional information about the Fund and the Portfolios. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                             MONEY MARKET PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- require stability of principal
- are seeking a mutual fund for the cash portion of an asset allocation program
- need to "park" your money temporarily
                                       or
- consider yourself a saver rather than an investor
You may want to invest fewer of your assets in this Portfolio if you:
- are seeking an investment that is likely to outpace inflation
- are investing for retirement or other goals that are many years in the future
                                       or
- are investing for growth or maximum current income

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?


As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk), SHORT-TERM TRADING (market risk, as well as potentially higher transaction costs), and WHEN-ISSUED SECURITIES (market, opportunity and leverage risks). However, these risks are lessened by the high quality of the securities in which the Portfolio invests.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates. Before you invest, please carefully read the sections on "Risks."

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Portfolio's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Portfolio's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio may also:

- Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;
- Invest up to 10% of its assets in illiquid securities, although it will not generally invest in such securities.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the Money Market Portfolio each year since its inception. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Money Market Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91                5.77%
92                3.28%
93                2.68%
94                3.68%
95                5.47%
96                4.90%
97                5.07%
98                5.00%
99                4.53%
00                5.85%



--------------------------------------
BEST QUARTER:        Q1/91    1.59%
--------------------------------------
WORST QUARTER:       Q2/93    0.65%
--------------------------------------


The following table compares the average annual total returns of the Money Market Portfolio to those of the Merrill Lynch 3-Month T-Bill Index over the periods shown. The 3-Month T-Bill Index is a widely recognized index of three-month Treasury bills. The 3-Month T-Bill Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.


    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)

      MONEY MARKET PORTFOLIO              5.85%         5.07%          4.62%
                                         -----         -----          -----

MERRILL LYNCH 3-MONTH T-BILL INDEX        6.16%         5.37%          5.05%
                                         -----         -----          -----



The performance data was calculated after deducting all fees and charges actually incurred by the Money Market Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                           HIGH GRADE BOND PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- are seeking an investment that generates a regular stream of income
- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
- want to diversify your investments
- are seeking a mutual fund for the income portion of an asset allocation program
                                       or
- are retired or nearing retirement
You may want to invest fewer of your assets in this Portfolio if you:
- are investing for maximum return over a long time horizon
                                       or
- require absolute stability of your principal

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks to generate as high a level of current income as is consistent with investment in a diversified portfolio of high grade income bearing debt securities.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with most income mutual funds, the Portfolio is subject to INTEREST RATE RISK, the risk that the value of an investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to CREDIT RISK, the risk that issuers of debt securities may not be able to meet their interest or principal payment obligations when due. The ability of the Portfolio to realize interest under repurchase agreements and pursuant to loans of the Portfolio's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the Portfolio. To the extent that the Portfolio invests in NON-HIGH GRADE SECURITIES, it is also subject to above-average credit, market and other risks. Loss of money is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the sections on "Risks."
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

To keep current income relatively stable and to limit share price volatility, the Portfolio invests primarily in high grade securities and maintains an intermediate (typically 2-7 year) average portfolio duration. Under normal circumstances, the Portfolio invests at least 80% of its assets in high grade securities. The Portfolio may invest the rest of its assets in securities that are not high grade. The Portfolio may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations
- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
- OTHER DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the Portfolio's investment adviser to have an investment quality equivalent to the three highest categories; and
- OTHER SECURITIES: convertible debt securities and convertible and nonconvertible preferred stocks rated in the three highest categories by an NRSRO.

A detailed description of the rating categories is contained in the SAI. To the extent permitted by law and available in the market, the Portfolio may also invest in mortgage-backed securities and up to 25% of its net assets in debt securities of foreign issuers.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the High Grade Bond Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the High Grade Bond Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91               16.42%
92                8.40%
93                8.74%
94              (0.26%)
95               14.26%
96                5.94%
97               10.24%
98                7.51%
99              (0.46%)
00               10.99%

--------------------------------------
BEST QUARTER:        Q3/91    4.99%
--------------------------------------
WORST QUARTER:       Q2/94   (1.13)%
--------------------------------------

The following table compares the average annual total returns of the High Grade Bond Portfolio to those of the Lehman Brothers U.S. Aggregate Index ("Lehman U.S. Index") over the periods shown. The Lehman U.S. Index is a widely recognized, unmanaged index of fixed income performance. The Lehman U.S. Index figures do not reflect any fees or expenses and one cannot invest directly in the Lehman U.S. Index.


    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)

     HIGH GRADE BOND PORTFOLIO           11.14%         6.77%         8.05%
                                         -----          ----          ----

       LEHMAN BROTHERS U.S.
          AGGREGATE INDEX                11.63%         6.46%         7.96%
                                         -----          ----          ----


The performance data was calculated after deducting all fees and charges actually incurred by the High Grade Bond Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                               MANAGED PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- are looking for a more conservative alternative to a growth-oriented mutual fund
- want a well-diversified and relatively stable investment allocation
- need a core investment
- seek above-average total return over the long term irrespective of its source
                                       or
- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program
You may want to invest fewer of your assets in this Portfolio if you:
- are investing for maximum return over a long time horizon
                                       or
- require a high degree of stability of your principal

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Managed Portfolio seeks the highest level of total return through income and capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to MARKET and INTEREST RATE RISKS, the risks that the value of an investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this Portfolio.

In general, the Managed Portfolio may be subject to any of the principal risks discussed in connection with the Value Growth Portfolio, the High Grade Bond Portfolio or the Money Market Portfolio.

To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to NON-INVESTMENT GRADE SECURITIES (above-average credit, market and other risks), securities of FOREIGN ISSUERS (currency, information, natural event and political risks), and MORTGAGE-BACKED SECURITIES (credit, extension, prepayment and interest rate risks). These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the sections on "Risks."
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?


The Managed Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors:
(1) common stocks and other equity securities, (2) high grade debt securities and (3) money market instruments.



The Managed Portfolio's investment policy for the equity sector is to invest in both value-oriented securities of the type in which the Value Growth Portfolio invests as well as those that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio's policies for selecting debt and money market investments are substantially identical to those of the High Grade Bond Portfolio and Money Market Portfolio, respectively. There are no restrictions as to the proportions of one or another type of security which the Portfolio may hold. Accordingly, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments. The Portfolio may invest up to 25% of its net assets in securities of foreign issuers.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the Managed Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Managed Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91               12.69%
92               15.72%
93               22.71%
94              (4.96%)
95               25.69%
96               17.39%
97               10.67%
98              (8.71%)
99              (3.45%)
00               27.39%

--------------------------------------
BEST QUARTER:        Q1/93   11.53%
--------------------------------------
WORST QUARTER:       Q3/98   (8.03)%
--------------------------------------

The following table compares the average annual total returns of the Managed Portfolio to those of the Standard & Poor Corporation's Composite Index of 500 Common Stocks ("S&P 500 Index") over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.


    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)

         MANAGED PORTFOLIO               27.39%         7.84%         10.80%
                                         -----         -----          -----

           S&P 500 INDEX                 (9.31)%       18.27%         17.43%
                                         -----         -----          -----


The performance data was calculated after deducting all fees and charges actually incurred by the Managed Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the underlying variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                           HIGH YIELD BOND PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:

- are seeking higher potential returns than most bond mutual funds provide and are willing to accept significant risk of volatility

- want to diversify your investments
- are seeking a mutual fund for the income portion of an asset allocation program
                                       or
- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program
You may want to invest fewer of your assets in this Portfolio if you:
- desire relative stability of your principal
                                       or
- are investing for maximum return over a long time horizon

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

This Portfolio is subject to above-average INTEREST RATE and CREDIT RISKS. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this Portfolio.

Issuers of NON-INVESTMENT GRADE SECURITIES (I.E., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.


The Portfolio may also invest in MORTGAGE-BACKED SECURITIES that are subject to extension and prepayment risks.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the sections on "Risks."
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio invests primarily in lower-rated, higher-yielding income bearing debt securities, such as "junk" bonds. Under normal market conditions, the Portfolio invests more than 80% of its assets in debt and other income bearing securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. The Portfolio generally does not invest in bonds rated CC/Ca or lower unless the Adviser believes that the financial condition of the issuer or the protection afforded to the security is stronger than the rating would otherwise indicate. Types of debt and other income bearing securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The Portfolio may invest in mortgage-backed securities.

The Portfolio also may invest up to 25% of its net assets in debt securities of foreign issuers.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the High Yield Bond Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the High Yield Bond Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91               27.49%
92               13.39%
93               15.05%
94              (1.01%)
95               15.15%
96               12.65%
97               12.07%
98                6.88%
99              (0.75%)
00                3.05%



--------------------------------------
BEST QUARTER:        Q1/91    9.82%
--------------------------------------
WORST QUARTER:       Q3/99   (1.60)%
--------------------------------------



The following table compares the average annual total returns of the High Yield Bond Portfolio to those of the Lehman Brothers Mutual Fund Credit: Investment Grade & High Yield Index ("Lehman Credit Index") over the periods shown. The Lehman Credit Index is a widely recognized, unmanaged index of corporate and high yield bond market performance. The Lehman Credit Index figures do not reflect any fees or expenses and one cannot invest directly in the Lehman Credit Index.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)
     HIGH YIELD BOND PORTFOLIO            3.05%         6.65%         10.18%
                                          ----          ----          -----

    LEHMAN BROTHERS MUTUAL FUND
   CREDIT: INVESTMENT GRADE AND
         HIGH YIELD INDEX                 6.44%         5.49%           N/A%*
                                          ----          ----          -----


The performance data was calculated after deducting all fees and charges actually incurred by the High Yield Bond Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the underlying variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.


* The Lehman Brothers Mutual Fund Credit Index commenced operations November 30, 1992.

                             VALUE GROWTH PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
-  have longer investment time horizons
- are willing to accept higher on-going short-term risk for the potential of higher long-term returns
-  want to diversify your investments
- are seeking mutual funds for the growth portion of an asset allocation program
                                       or
- are investing for retirement or other goals that are many years in the future You may want to invest fewer of your assets in this Portfolio if you:
-  are investing with a shorter investment time horizon in mind
                                       or
-  are uncomfortable with an investment whose value may vary substantially

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?


As with any mutual fund that invests in equity securities, this Portfolio is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio will typically experience greater volatility over time than the other Portfolios. Because the Portfolio invests primarily in value stocks, it is subject to the risks of value investing. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, value stocks may decline further in value.



To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF SMALLER CAPITALIZATION COMPANIES AND/OR SECURITIES OF FOREIGN ISSUERS, it will be subject to the risks related to such securities. In particular, securities of "special situation" companies entail a higher degree of FINANCIAL RISK, INFORMATION RISK, MARKET RISK and VALUATION RISK. Special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the sections on "Risks."
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio pursues its investment objective by investing primarily in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market. The Portfolio may invest in securities of companies in cyclical industries during periods when such securities appear to the Adviser to have strong potential for capital appreciation. It also may invest in "special situation" companies. Special situation companies are ones that, in the Adviser's opinion, have potential for significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring or significantly undervalued assets.

The Adviser's strategy with the Portfolio is based on a value-oriented analysis of equity securities. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of an enterprise using the foregoing ratios and by evaluating the enterprise's balance sheet (E.G., comparing the enterprise's assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser's use of a value-oriented analysis may often result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market.

The Portfolio also may invest up to 25% of its net assets in securities of foreign issuers.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the Value Growth Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Value Growth Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91                14.53%
92                10.46%
93                27.20%
94               (4.43%)
95                25.87%
96                17.65%
97                 6.30%
98              (24.43%)
99               (6.34%)
00                16.71%



--------------------------------------
BEST QUARTER:        Q1/93    10.75%
--------------------------------------
WORST QUARTER:       Q3/98   (20.08)%
--------------------------------------


The following table compares the average annual total returns of the Value Growth Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.


    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)
      VALUE GROWTH PORTFOLIO             16.71%         0.65%          7.18%
                                        -------        -----          -----

           S&P 500 INDEX                  (9.31)%      18.27%         17.43%
                                        -------        -----          -----


The performance data was calculated after deducting all fees and charges actually incurred by the Value Growth Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the underlying variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                              BLUE CHIP PORTFOLIO
----------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
-  are looking for a stock fund that has both growth and income components
-  are looking for a more conservative alternative to a growth-oriented fund
-  need a core investment
-  seek above-average long-term total return
-  are investing for a higher return over a long time horizon
                                       or
- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program
You may want to invest fewer of your assets in this Portfolio if you:
-  are investing with a shorter time horizon in mind
                                       or
-  require a high degree of stability of your principal

(End Sidebar)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks long-term growth of capital and income.
--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?


As with any mutual fund that invests in stocks and also seeks income, this Portfolio is subject to MARKET RISK, therefore, the value of an investment will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this Portfolio.


The equities in which the Portfolio primarily invests are generally characterized as "growth" stocks. Because of their perceived return potential, growth stocks are typically in demand and tend to trade at relatively high prices. Because of their high prices such stocks may experience significant price fluctuations as the market reacts to changing perceptions of the issuers' growth potential and broader economic activity.


To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to INTEREST RATE RISK, SECURITIES OF FOREIGN ISSUERS (currency, information, natural event and political risks) and NON-INVESTMENT GRADE SECURITIES (credit, market, interest rate, liquidity, valuation and information risks).


The Portfolio may also be subject to NON-DIVERSIFICATION RISK, the risk that a concentration of the Portfolio's investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those companies.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the sections on "Risks."
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES

HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio pursues its objective by investing primarily in equity securities of well-capitalized, established companies. The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip". Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects particular issuers on the basis of whether they, taken together, reasonably represent a cross-section of major industries and not on the basis of any analysis of their economic or financial strength or the relative value of the securities. Within the limits of its investment restrictions (found in the SAI), the Portfolio may, from time to time, hold more than 5% of its assets in one or more such companies.

The Portfolio also may invest in other equity securities and debt or other income bearing securities.

                               PERFORMANCE RECORD
----------------------------------------------------

The following bar chart provides an illustration of the performance of the Blue Chip Portfolio each year since its inception. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Blue Chip Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS  PERCENT
91               28.20%
92               10.38%
93               14.36%
94                2.65%
95               32.81%
96               21.43%
97               27.41%
98               18.91%
99               20.85%
00              (8.52%)

--------------------------------------
BEST QUARTER:        Q4/98    18.14%
--------------------------------------
WORST QUARTER:       Q3/98   (13.80)%
--------------------------------------

The following table compares the average annual total returns of the Blue Chip Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.


    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR     FIVE YEARS     TEN YEARS
        (for periods ending             --------     ----------     ---------
        December 31, 2000)
        BLUE CHIP PORTFOLIO              (8.52)%       15.26%         16.20%
                                         -----         -----          -----

           S&P 500 INDEX                 (9.31)%       18.27%         17.43%
                                         -----         -----          -----



The performance data was calculated after deducting all fees and charges actually incurred by the Blue Chip Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the underlying variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

--------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

    The premise of the High Yield Bond Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated lower-yielding debt securities. The Adviser attempts to minimize the risks of lower rated debt securities by:

       - constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality

       - performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate

       - acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets

    The Adviser's judgment of the risk of any particular security is a function of its experience with lower-rated debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security's issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.

--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

GENERAL DISCUSSION OF RISKS


    EQUITY SECURITIES. To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate causing a decline in the security's value.


    INCOME BEARING SECURITIES. To the extent that a Portfolio invests in income bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income bearing securities (particularly fixed-income securities) tends to decline. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk).

    In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

    The risk/return curve below demonstrates that for diversified portfolios of securities of the various types, as short-term risk increases, the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a portfolio's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

    [CHART]

    THIS CURVE DOES NOT INDICATE FUTURE VOLATILITY OR PERFORMANCE. It merely demonstrates the relationship between the on-going short-term risk and the long-term potential for gain of each Portfolio relative to the other Portfolios and other types of investments.

    Each Portfolio has its own investment objective, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. NO ONE CAN ASSURE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S) AND INVESTORS SHOULD NOT CONSIDER ANY ONE PORTFOLIO ALONE TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A PORTFOLIO. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio's investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

    Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.

    The VALUE GROWTH PORTFOLIO and BLUE CHIP PORTFOLIO are subject to moderate levels of both market and financial risk.

    The HIGH GRADE BOND PORTFOLIO is subject to moderate levels of market risk and relatively low levels of financial risk and current income volatility.

    The HIGH YIELD BOND PORTFOLIO is subject to relatively high levels of financial risk, moderate levels of market risk and relatively low levels of current income volatility.

    The MANAGED PORTFOLIO is subject to moderate levels of market and financial risk and relatively low levels of current income volatility, although current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments.

    The MONEY MARKET PORTFOLIO is subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

--------------------------------------------------------------------------------

TYPES OF INVESTMENT RISK

    CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

    CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

    CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

    EXTENSION RISK. The risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

    FINANCIAL RISK. For income bearing securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate causing a decline in the security's value.

    INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

    INTEREST RATE RISK. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

    LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

    LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

    MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all income bearing and equity securities and mutual funds that invest in them.

    NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

    OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

    POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort.

    PREPAYMENT RISK. The risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

    VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

--------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES


SECURITY OR PRACTICE             DESCRIPTION                                RELATED RISKS
American Depository Receipts     ADRs are receipts typically issued by a    Market, currency, information,
(ADRs)                           U.S. financial institution which evidence  natural event and political
                                 ownership of underlying securities of      risks (I.E., the risks of
                                 foreign corporate issuers. Generally,      foreign securities).
                                 ADRs are in registered form and are
                                 designed for trading in U.S. markets.
Asset-Backed Securities          Securities that represent a participation  Credit, extension, prepayment
                                 in, or are secured by and payable from a   and interest rate risks.
                                 stream of payments generated by
                                 particular assets.
Capital Securities               Securities issued by trusts or other       Credit, liquidity and interest
                                 special purpose entities created to        rate risks.
                                 invest in junior subordinated debt
                                 securities. Junior subordinated debt
                                 ranks before equity securities, but after
                                 more senior debt in the event of the
                                 issuer's liquidation and usually pays a
                                 fixed rate of interest.
Illiquid Securities              Any investment that may be difficult or    Liquidity, valuation and market
                                 impossible to sell at the time the         risks.
                                 Portfolio would like to sell it for the
                                 price at which the Portfolio values it.
Mortgage-Backed Securities       Securities backed by pools of mortgages,   Credit, extension, prepayment
                                 including passthrough certificates, PACs,  and interest rate risks.
                                 TACs, collateralized mortgage obligations
                                 (CMOs), and, when available, pools of
                                 mortgage loans originated by credit
                                 unions.
Non-Investment Grade Securities  Investing in debt securities rated below   Credit, market, interest rate,
                                 BBB/ Baa (I.E., "junk" bonds).             liquidity, valuation and
                                                                            information risks.
Repurchase Agreements            The purchase of a security that the        Credit risk.
                                 issuer agrees to buy back later at the
                                 same price plus interest.

SECURITY OR PRACTICE             DESCRIPTION                                RELATED RISKS
Restricted Securities            Securities originally issued in a private  Liquidity, valuation and market
                                 placement rather than a public offering.   risks.
                                 These securities often cannot be freely
                                 traded on the open market.
Reverse Repurchase Agreements    The lending of short-term debt             Leverage and credit risks.
                                 securities; often used to facilitate
                                 borrowing.
Securities of Foreign Issuers    Securities of companies organized outside  Market, currency, information,
                                 of the United States that are traded on    natural event, and political
                                 U.S. exchanges and payable or denominated  risks.
                                 in U.S. dollars.
Securities Lending               The lending of securities to financial     Credit risk.
                                 institutions, which provide cash or
                                 government securities as collateral.
Shares of Other Investment       The purchase of shares issued by other     Market risks and the layering
Companies                        investment companies. These investments    of fees and expenses.
                                 are subject to the fees and expenses of
                                 both the Portfolio and the other
                                 investment company.
Short-Term Trading               Selling a security soon after purchase or  Market risk.
                                 purchasing it soon after it was sold (a
                                 Portfolio engaging in short-term trading
                                 will have higher turnover and transaction
                                 expenses).
Smaller Capitalization           The purchase of securities issued by a     Market risk.
Companies                        company with a market capitalization
                                 (I.E., the price per share of its common
                                 stock multiplied by the number of shares
                                 of common stock outstanding) of less than
                                 $1 billion.
When-Issued and Delayed          The purchase or sale of securities for     Market, opportunity and
Delivery Securities              delivery at a future date; market value    leverage risks.
                                 may change before delivery.
Writing Covered Call Option      A call option is the right to purchase a   Interest rate, market,
Contracts on Securities          security for an agreed-upon price at any   correlation, liquidity, credit
                                 time prior to an expiration date. By       and opportunity risks.
                                 writing (selling) a call option, a
                                 Portfolio gives this right to a buyer for
                                 a fee. A "covered" call option contract
                                 is one where the Portfolio owns the
                                 security subject to the option for as
                                 long as the option remains outstanding.

--------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE

    The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of Portfolio assets.


                                                     HIGH                      HIGH
                                        MONEY        GRADE                     YIELD        VALUE        BLUE
                                       MARKET        BOND        MANAGED       BOND        GROWTH        CHIP
INVESTMENT PRACTICES
Reverse Repurchase Agreements            [C]          [C]          [C]          [C]          [C]          [C]
Repurchase Agreements                    [C]          [C]          [C]          [C]          [C]          [C]
Securities Lending                       20           20           20           20           20           20
Short-term Trading                       [C]          [C]          [C]          [C]          [C]          [C]
When-Issued and Delayed Delivery
Securities                                X            X            X            X            X            X
CONVENTIONAL SECURITIES
Shares of Other Investment
Companies                                 5            5            5            5            5            5
Non-Investment Grade Securities           x           [C]          [C]           X            x            x
Securities of Foreign Issuers(1)          x           25           25           25           25            x
Illiquid Securities(2)                   10           15           15           15           15           10
Restricted Securities                     X            X            X            X            X            X
Capital Securities                        x            X            X            X            X            x
Asset-Backed Securities                   x           [C]          [C]          [C]           x            x
Mortgage-backed Securities                x            X            X            X            x            x
Securities of Smaller
Capitalization Companies                  x           [C]           X           [C]           X           [C]
OPTION CONTRACTS
Writing Covered Call Options on
Securities                                x           [C]          [C]          [C]          [C]          [C]


    (1) U.S. dollar-denominated securities only.
    (2) Percentages refer to net, rather than total, assets.

    LEGEND
    30 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

    X A solid check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

    [C] A hollow check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

    x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

--------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

SECURITIES OF FOREIGN ISSUERS

    The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and High Yield Bond Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

    Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations.

    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the value(s) of the underlying security on foreign securities markets. The values of such underlying securities are a function of a number of factors, including the following. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

--------------------------------------------------------------------------------

LOWER-RATED DEBT SECURITIES

    The High Yield Bond Portfolio invests a substantial portion of its assets in income bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as "junk bonds." These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affects a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income bearing securities. Although some risk is inherent in all securities, holders of income bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

    Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

    A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

    Additional information regarding the rating categories for income bearing debt securities appears in the appendices of the SAI.

--------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Any of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.


    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.


--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES

    The High Grade Bond, High Yield Bond and Managed Portfolios each may investment in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

    The High Grade Bond, High Yield Bond and Managed Portfolios each may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.

    Such securities are subject to credit, extension, prepayment and interest rate risks. Credit risk is the risk that the issuer of a security will default or otherwise not honor a financial obligation. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-or other asset-backed security by reducing the expected number of payments, typically reducing the security's value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage- or other asset-backed security by increasing the expected number of prepayments, thereby reducing the security's return. Interest rate risk is the risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With income-bearing securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

--------------------------------------------------------------------------------

COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the option will both be listed on national securities exchanges, except for certain transactions in debt securities and related options need not be so listed.

    The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium which constitutes additional income, which would serve both to enhance investment performance and to offset in whole or in part any decline in value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the security were to decline.

--------------------------------------------------------------------------------

CAPITAL SECURITIES

    Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. Capital securities are issued by trusts or other special purpose entities created to invest in (or pool) junior subordinated debentures. Capital securities pay interest on a fixed schedule (although issuers often may defer interest payments for up to five years) and have a maturity date. Capital securities have no voting rights and have a preference over common and preferred stock, but stand behind senior debt securities in the event of the issuer's liquidation. The trust or other special purpose entity may terminate and distribute the debentures to holders of the capital securities. Generally, capital securities exhibit characteristics, and entail associated risks, of both debt securities and preferred stock. For purposes of investment limits applicable to a Portfolio, the Fund treats capital securities as debt. For tax purposes, the Internal Revenue Service currently treats them as debt securities as well. In the past, legislation has been proposed that would have change the tax treatment of capital securities and if this treatment changes in the future, the Adviser would reconsider the appropriateness of continued investment in them.

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

    EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1987.


    The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. At December 31, 2000, 57.30% of the outstanding voting shares of FBL Financial Group, Inc. was owned by Iowa Farm Bureau Federation. The following individuals are officers and/or directors of the Adviser and are officers and/or trustees of the Fund: William J. Oddy, Timothy J. Hoffman, Dennis M. Marker, Stephen M. Morain, James W. Noyce, John M. Paule, JoAnn Rumelhart, Lou Ann Sandburg, Sue A. Cornick, and Kristi Rojohn. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Money Market Fund, Inc. and

    EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


    The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Trustees.

    Charles T. Happel and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Happel joined EquiTrust in 1987 and has served as a Portfolio Manager since 1994. Mr. Happel assumed responsibility for the Value Growth and Managed Portfolios on March 1, 2000. He received his undergraduate degree from the University of Northern Iowa in Cedar Falls, Iowa and his MBA degree from Drake University in Des Moines, Iowa. Mr. Happel is a Chartered Financial Analyst and NASD Registered Principal.

    Mr. Rummelhart has managed both the High Grade Bond and High Yield Bond Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst and NASD Registered Representative.

    The Adviser provides investment supervision to the Blue Chip Portfolio through the use of a team approach. As cash accumulates for investment, trading personnel are notified to execute the necessary transactions in order to maintain the relative weights of the equity securities in this Portfolio.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:


                                                 AGGREGATE MANAGEMENT FEES
                                                 PAID TO THE ADVISER DURING
                                    MAXIMUM        THE FISCAL YEAR ENDED
            PORTFOLIO           MANAGEMENT FEE       DECEMBER 31, 2000

    Money Market                     0.25%                $ 17,966

    High Grade Bond                  0.30%                $ 39,719

    Managed                          0.45%                $196,144

    High Yield Bond                  0.45%                $ 73,946

    Value Growth                     0.45%                $166,091

    Blue Chip                        0.20%                $179,786


    The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to Shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Trustees who are not affiliated with the Adviser; and the fees and expenses of independent public auditors, legal counsel, custodian, and transfer and dividend disbursing agents.


    The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect as long as the Investment Advisory Agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has voluntarily agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .65%. However, the

    Adviser is not obligated to continue to reimburse the Portfolios for such expenses beyond December 31, 2001.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR

    The Adviser also is the distributor and principal underwriter of the Fund's shares.

--------------------------------------------------------------------------------

NET ASSET VALUE


    The net asset value per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central Time) or the close of the New York Stock Exchange, on each day that (i) the New York Stock Exchange is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The net asset value per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.


    The Fund reserves the right to calculate or estimate the net asset value of a Portfolio more frequently than once daily if deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the net asset value next determined for each Portfolio.

    MONEY MARKET PORTFOLIO. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the Statement of Additional Information under the heading "Net Asset Value."

    OTHER PORTFOLIOS. Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that for debt securities this ordinarily will be the over-the-counter market. Values of securities and assets for which market quotations are not readily available are determined in good faith by, or under the direction of, the Board of Trustees.

    Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

--------------------------------------------------------------------------------

SHAREHOLDERS

    Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. Farm Bureau Life Insurance Company will purchase shares of the Fund to serve as the underlying investment for VLI policies and VA contracts. The VA contracts and VLI policies are described in the separate prospectuses for the contracts and policies issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

    Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.

--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

    DISTRIBUTIONS

    VALUE GROWTH, BLUE CHIP AND MANAGED PORTFOLIO DISTRIBUTIONS: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, during the Fund's fiscal year.

    HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIO DISTRIBUTIONS: On each day that a Portfolio's net asset value per share is calculated, that Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to Shareholders of record prior to the declaration. Any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

    MONEY MARKET PORTFOLIO DISTRIBUTIONS: On each day that the net asset value per share of the Money Market Portfolio is determined, the Money Market Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to Shareholders of record prior to the declaration.


    It is the Fund's intention to distribute substantially all its net investment income, if any, and any net realized capital gains of each Portfolio. All distributions are reinvested in additional shares of the respective Portfolio at net asset value.


    TAXES

    For federal income tax purposes, each Portfolio will be treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code as amended ("Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies. Further, each Portfolio intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance policies and variable annuity contracts.

    The Shareholders of the Portfolios are the separate accounts of Participating Insurance Companies. Under current law, owners of variable life insurance policies and variable annuity contracts which have invested in a Portfolio are not subject to federal income tax on Portfolio distribution or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the policies or contracts. For information concerning the federal tax consequences to the purchasers of the VLI policies and VA contracts, see the attached prospectus for such policy or contract.

    For more information about the tax status of the Portfolios, see "Taxes" in the SAI.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investment in the Portfolio would have earned assuming reinvestment of all dividends and distributions. This information was derived from financial statements which were audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI.


                                              VALUE GROWTH PORTFOLIO
                                 ------------------------------------------------
                                   2000      1999      1998      1997      1996
                                 --------  --------  --------  --------  --------
Net asset value, beginning of
 year..........................  $  8.69   $  9.50   $ 12.58   $ 13.13   $ 12.31
  Income from Investment
    Operations
    Net investment income......     0.22      0.18      0.22      0.28      0.35
    Net gains or losses on
      securities (both realized
      and unrealized)..........     1.20     (0.77)    (3.29)     0.55      1.82
                                 -------   -------   -------   -------   -------
  Total from investment
    operations.................     1.42     (0.59)    (3.07)     0.83      2.17
                                 -------   -------   -------   -------   -------
  Less Distributions
    Dividends (from net
      investment income).......    (0.19)    (0.22)    (0.01)    (0.28)    (0.30)
    Distributions (from capital
      gains)...................                                  (0.95)    (1.05)
    Distributions in excess of
      net realized gains.......                                  (0.15)
                                 -------   -------   -------   -------   -------
  Total distributions..........    (0.19)    (0.22)    (0.01)    (1.38)    (1.35)
                                 -------   -------   -------   -------   -------
Net asset value, end of year...  $  9.92   $  8.69   $  9.50   $ 12.58   $ 13.13
                                 =======   =======   =======   =======   =======
Total Return:
  Total investment return based
    on net asset value (1).....    16.71%    (6.34)%  (24.43)%    6.30%    17.65%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)............  $40,173   $40,848   $42,664   $43,466   $27,188
  Ratio of total expenses to
    average net assets.........     0.57%     0.63%     0.56%     0.55%     0.55%
  Ratio of net expenses to
    average net assets.........     0.56%     0.63%     0.55%
  Ratio of net investment
    income to average
    net assets.................     2.34%     2.09%     2.17%     2.43%     2.68%
  Portfolio turnover rate......       78%      152%      230%      118%       72%
Information assuming no
 voluntary reimbursement or
 waiver by EquiTrust Investment
 Management Services, Inc. of
 excess operating expenses:
  Per share net investment
    income.....................                                $  0.27   $  0.33
  Ratio of expenses to average
    net assets.................                                   0.58%     0.69%
  Amount reimbursed............                                $14,093   $29,686

                                           HIGH GRADE BOND PORTFOLIO
                                 ----------------------------------------------
                                   2000      1999      1998     1997     1996
                                 --------  --------  --------  -------  -------
Net asset value, beginning of
 year..........................  $  9.49   $ 10.19   $ 10.11   $ 9.83   $ 9.98
  Income from Investment
    Operations
    Net investment income......     0.67      0.62      0.66     0.69     0.72
    Net gains or losses on
      securities (both realized
      and unrealized)..........     0.34     (0.67)     0.08     0.28    (0.15)
                                 -------   -------   -------   ------   ------
  Total from investment
    operations.................     1.01     (0.05)     0.74     0.97     0.57
                                 -------   -------   -------   ------   ------
  Less Distributions
    Dividends (from net
      investment income).......    (0.67)    (0.62)    (0.66)   (0.69)   (0.72)
    Distributions (from capital
      gains)...................    (0.01)    (0.03)
    Distributions in excess of
      net realized gains.......
                                 -------   -------   -------   ------   ------
  Total distributions..........    (0.68)    (0.65)    (0.66)   (0.69)   (0.72)
                                 -------   -------   -------   ------   ------
Net asset value, end of year...  $  9.82   $  9.49   $ 10.19   $10.11   $ 9.83
                                 =======   =======   =======   ======   ======
Total Return:
  Total investment return based
    on net asset value (1).....    11.14%    (0.46)%    7.51%   10.24%    5.94%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)............  $13,934   $13,638   $10,255   $5,374   $3,535
  Ratio of total expenses to
    average net assets.........     0.45%     0.48%     0.50%    0.52%    0.55%
  Ratio of net expenses to
    average net assets.........     0.45%     0.47%     0.46%
  Ratio of net investment
    income to average
    net assets.................     7.03%     6.34%     6.44%    6.94%    7.22%
  Portfolio turnover rate......        7%       24%       46%      31%      32%
Information assuming no
 voluntary reimbursement or
 waiver by EquiTrust Investment
 Management Services, Inc. of
 excess operating expenses:
  Per share net investment
    income.....................                                $ 0.68   $ 0.70
  Ratio of expenses to average
    net assets.................                                  0.57%    0.80%
  Amount reimbursed............                                $2,294   $8,233


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                          HIGH YIELD BOND PORTFOLIO
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................  $  9.30   $ 10.17   $ 10.21   $  9.91   $  9.69
  Income from Investment
    Operations
    Net investment income....     0.75      0.74      0.71      0.79      0.84
    Net gains or losses on
      securities (both
      realized and
      unrealized)............    (0.48)    (0.81)    (0.03)     0.36      0.33
                               -------   -------   -------   -------   -------
  Total from investment
    operations...............     0.27     (0.07)     0.68      1.15      1.17
                               -------   -------   -------   -------   -------
  Less Distributions
    Dividends (from net
      investment income).....    (0.75)    (0.74)    (0.71)    (0.79)    (0.84)
    Distributions (from
      capital gains).........                        (0.01)    (0.06)    (0.11)
    Distributions in excess
      of net realized
      gains..................              (0.06)
                               -------   -------   -------   -------   -------
  Total distributions........    (0.75)    (0.80)    (0.72)    (0.85)    (0.95)
                               -------   -------   -------   -------   -------
Net asset value, end of
 year........................  $  8.82   $  9.30   $ 10.17   $ 10.21   $  9.91
                               =======   =======   =======   =======   =======
Total Return:
  Total investment return
    based on net asset
    value (1)................     3.05%    (0.75)%    6.88%    12.07%    12.65%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)..........  $16,410   $17,752   $15,680   $ 8,623   $ 5,929
  Ratio of total expenses to
    average net assets.......     0.59%     0.60%     0.61%     0.57%     0.55%
  Ratio of net expenses to
    average net assets.......     0.58%     0.59%     0.58%
  Ratio of net investment
    income to average net
    assets...................     8.30%     7.62%     6.92%     7.74%     8.47%
  Portfolio turnover rate....        3%       27%       43%       35%       30%
Information assuming no
 voluntary reimbursement or
 waiver by EquiTrust
 Investment Management
 Services, Inc. of excess
 operating expenses:
  Per share net investment
    income...................                                $  0.78   $  0.81
  Ratio of expenses to
    average net assets.......                                   0.65%     0.87%
  Amount reimbursed..........                                $ 5,819   $17,094

                                              MANAGED PORTFOLIO
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................  $ 10.54   $ 11.45   $ 12.55   $ 12.40   $ 11.71
  Income from Investment
    Operations
    Net investment income....     0.59      0.64      0.53      0.53      0.60
    Net gains or losses on
      securities (both
      realized and
      unrealized)............     2.11     (1.02)    (1.63)     0.79      1.44
                               -------   -------   -------   -------   -------
  Total from investment
    operations...............     2.70     (0.38)    (1.10)     1.32      2.04
                               -------   -------   -------   -------   -------
  Less Distributions
    Dividends (from net
      investment income).....    (0.66)    (0.53)              (0.52)    (0.50)
    Distributions (from
      capital gains).........                                  (0.65)    (0.85)
    Distributions in excess
      of net realized
      gains..................
                               -------   -------   -------   -------   -------
  Total distributions........    (0.66)    (0.53)              (1.17)    (1.35)
                               -------   -------   -------   -------   -------
Net asset value, end of
 year........................  $ 12.58   $ 10.54   $ 11.45   $ 12.55   $ 12.40
                               =======   =======   =======   =======   =======
Total Return:
  Total investment return
    based on net asset
    value (1)................    27.39%    (3.45)%   (8.71)%   10.67%    17.39%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)..........  $48,012   $47,829   $56,434   $44,949   $26,022
  Ratio of total expenses to
    average net assets.......     0.56%     0.56%     0.55%     0.54%     0.55%
  Ratio of net expenses to
    average net assets.......     0.55%     0.56%     0.54%
  Ratio of net investment
    income to average net
    assets...................     4.96%     5.28%     4.97%     4.94%     4.73%
  Portfolio turnover rate....       85%       43%       74%       52%       82%
Information assuming no
 voluntary reimbursement or
 waiver by EquiTrust
 Investment Management
 Services, Inc. of excess
 operating expenses:
  Per share net investment
    income...................                                $  0.52   $  0.57
  Ratio of expenses to
    average net assets.......                                   0.60%     0.75%
  Amount reimbursed..........                                $17,771   $38,874


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                              MONEY MARKET PORTFOLIO
                                    -------------------------------------------
                                     2000     1999     1998     1997     1996
                                    -------  -------  -------  -------  -------
Net asset value, beginning of
 year.............................  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
  Income from Investment
    Operations
    Net investment income.........    0.06     0.04     0.05     0.05     0.05
    Net gains or losses on
      securities (both realized
      and unrealized).............
                                    ------   ------   ------   ------   ------
  Total from investment
    operations....................    0.06     0.04     0.05     0.05     0.05
                                    ------   ------   ------   ------   ------
  Less Distributions
    Dividends (from net investment
      income).....................   (0.06)   (0.04)   (0.05)   (0.05)   (0.05)
    Distributions (from capital
      gains)......................
    Distributions in excess of net
      realized
      gains.......................
                                    ------   ------   ------   ------   ------
  Total distributions.............   (0.06)   (0.04)   (0.05)   (0.05)   (0.05)
                                    ------   ------   ------   ------   ------
Net asset value, end of year......  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                    ======   ======   ======   ======   ======
Total Return:
  Total investment return based on
    net asset value (1)...........    5.85%    4.53%    5.00%    5.07%    4.90%
Ratios/Supplemental Data:
  Net assets, end of year (000's
    omitted)......................  $7,233   $6,609   $6,042   $6,078   $3,819
  Ratio of total expenses to
    average net assets............    0.50%    0.55%    0.52%    0.48%    0.55%
  Ratio of net expenses to average
    net assets....................    0.48%    0.54%    0.45%
  Ratio of net investment income
    to average net assets.........    5.74%    4.49%    4.67%    4.65%    4.58%
  Portfolio turnover rate.........       0%       0%       0%       0%       0%
Information assuming no voluntary
 reimbursement or waiver by
 EquiTrust Investment Management
 Services, Inc. of excess
 operating expenses:
  Per share net investment
    income........................                             $ 0.05   $ 0.04
  Ratio of expenses to average net
    assets........................                               0.55%    0.82%
  Amount reimbursed...............                             $2,912   $9,569

                                                  BLUE CHIP PORTFOLIO
                                    ------------------------------------------------
                                      2000      1999      1998      1997      1996
                                    --------  --------  --------  --------  --------
Net asset value, beginning of
 year.............................  $ 43.98   $ 36.87   $ 31.01   $ 24.68   $ 20.70
  Income from Investment
    Operations
    Net investment income.........     0.56      0.54      0.49      0.42      0.45
    Net gains or losses on
      securities (both realized
      and unrealized).............    (4.26)     7.06      5.37      6.34      3.99
                                    -------   -------   -------   -------   -------
  Total from investment
    operations....................    (3.70)     7.60      5.86      6.76      4.44
                                    -------   -------   -------   -------   -------
  Less Distributions
    Dividends (from net investment
      income).....................    (0.53)    (0.49)              (0.42)    (0.34)
    Distributions (from capital
      gains)......................    (0.46)                                  (0.01)
    Distributions in excess of net
      realized
      gains.......................
                                    -------   -------   -------   -------   -------
  Total distributions.............    (0.99)    (0.49)              (0.43)    (0.46)
                                    -------   -------   -------   -------   -------
Net asset value, end of year......  $ 39.29   $ 43.98   $ 36.87   $ 31.01   $ 24.68
                                    =======   =======   =======   =======   =======
Total Return:
  Total investment return based on
    net asset value (1)...........    (8.52)%   20.85%    18.91%    27.41%    21.43%
Ratios/Supplemental Data:
  Net assets, end of year (000's
    omitted)......................  $87,118   $86,849   $60,850   $31,865   $14,493
  Ratio of total expenses to
    average net assets............     0.27%     0.30%     0.30%     0.33%     0.48%
  Ratio of net expenses to average
    net assets....................     0.27%     0.30%     0.29%
  Ratio of net investment income
    to average net assets.........     1.39%     1.43%     1.72%     1.83%     1.92%
  Portfolio turnover rate.........       13%        5%       12%        3%        2%
Information assuming no voluntary
 reimbursement or waiver by
 EquiTrust Investment Management
 Services, Inc. of excess
 operating expenses:
  Per share net investment
    income........................
  Ratio of expenses to average net
    assets........................
  Amount reimbursed...............


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

    Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal year covered by the report.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION:

    The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. and copies of this information is available, upon paying a duplication fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


    You may obtain a free copy of the Fund's SAI and annual and semi-annual reports and you may make further inquiries by calling the Fund at 1-877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

                    EQUITRUST VARIABLE INSURANCE SERIES FUND
--------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2001


EquiTrust Variable Insurance Series Fund (the "Fund") is an open-end diversified management investment company which consists of six Portfolios: the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, High Yield Bond Portfolio, Value Growth Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2001. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance
Series Fund for the fiscal year ended December 31, 2000 were filed with the Securities and Exchange Commission (the "Commission") on February 28, 2001 and are incorporated by reference.


A copy of the Prospectus or Annual Report may be obtained without charge by calling the Participating Insurance Companies or by writing or calling the Fund at the address and telephone number shown above. Terms not defined herein shall have the meanings given them in the Prospectus.


                             EquiTrust Mutual Funds
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  877-860-2904

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES....    1
      The Fund....................................    1
      Investment Objectives.......................    1
      Investment Strategies and Techniques........    2
INVESTMENT RESTRICTIONS...........................    8
      Fundamental Policies........................    8
      Non-Fundamental (Operating) Policies........   10
OFFICERS AND TRUSTEES.............................   10
INVESTMENT ADVISER................................   14
UNDERWRITING AND DISTRIBUTION EXPENSES............   17
PORTFOLIO TRANSACTIONS AND BROKERAGE
  COMMISSIONS.....................................   17
PORTFOLIO TURNOVER................................   19
PURCHASES AND REDEMPTIONS.........................   19
      Purchase of Shares..........................   19
      Redemption of Shares........................   19
NET ASSET VALUE...................................   20
      Money Market Portfolio......................   20
      Other Portfolios............................   21
TAXES.............................................   21
DIVIDENDS AND DISTRIBUTIONS.......................   24
      Money Market Portfolio......................   24
      High Grade Bond and High Yield Bond
       Portfolios.................................   25
      Other Portfolios............................   25
PERFORMANCE INFORMATION...........................   25
      Performance Calculation.....................   26
ORGANIZATION OF THE FUND..........................   29
SHAREHOLDER VOTING RIGHTS.........................   30
CONTROL PERSONS...................................   31
OTHER INFORMATION.................................   31
      Custodian...................................   31
      Independent Auditors........................   31
      Accounting Services.........................   32
      Dividend Disbursing and Transfer Agent......   32
      Legal Matters...............................   32
      Registration Statement......................   32
FINANCIAL STATEMENTS..............................   32
APPENDIX A........................................  A-1
APPENDIX B........................................  B-1
APPENDIX C........................................  C-1

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES
--------------------------------------------------------------------------------

THE FUND

    EquiTrust Variable Insurance Series Fund (the "Fund") was established as a Massachusetts Business Trust under a Declaration of Trust dated November 3, 1986. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is a series-type investment company consisting of the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, High Yield Bond Portfolio, Value Growth Portfolio and Blue Chip Portfolio (individually, a "Portfolio"; collectively, the "Portfolios"). The Board of Trustees of the Fund (the "Board of Trustees") may provide for additional portfolios at any time.


    Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. The Fund currently does not foresee any disadvantage to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. If a conflict between VA contract holders and VLI policyowners arose that required a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policyowners.


    Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

    The investment objective(s) of each Portfolio is set forth below.

Money Market Portfolio                   Seeks maximum current income consistent with liquidity and stability of principal.
High Grade Bond Portfolio                Seeks to generate as high a level of current income as is
                                         consistent with investment in a diversified portfolio of
                                         high grade income bearing debt securities.
Managed Portfolio                        Seeks the highest total return through income and capital
                                         appreciation.
High Yield Bond Portfolio                Seeks as high a level of current income as is consistent
                                         with investment in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Portfolio
                                         also seeks capital appreciation, but only when consistent
                                         with its primary goal.
Value Growth Portfolio                   Seeks long-term capital appreciation.
Blue Chip Portfolio                      Seeks growth of capital and income.

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND TECHNIQUES

    A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the headings "Principal Risk Factors" and "Higher Risk Securities and Investment Strategies." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard Poor's Corporation ("S&P") is contained in Appendix C to this SAI.

    The following is intended to augment the explanation in the Prospectus of certain strategies and techniques that are applicable to one or more of the Portfolios.

--------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES

    Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the investment adviser (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

    The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code") are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated, for tax purposes, as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize such Portfolio's qualification as a regulated investment company under Subchapter M of the Code.

--------------------------------------------------------------------------------

WRITING COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. One way for an option to be "covered" is for the writer to own the optioned security.

    A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

    A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and, that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

    A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

--------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    From time to time, in the ordinary course of business, any of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.


    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect.



    The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.



    A Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the investment adviser's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above.


--------------------------------------------------------------------------------


MORTGAGE-BACKED SECURITIES



    The High Grade Bond, High Yield Bond and Managed Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.



    The High Grade Bond, High Yield Bond and Managed Portfolios may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.



    The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.


--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES



    The High Grade Bond, High Yield Bond and Managed Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.


--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period.

    That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

    The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the investment adviser (under the review of the Board of Trustees) will review the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.

    A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.

--------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS

    Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price that reflects a rate of interest paid for the use of the funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios only enter into such agreements when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Fund's custodian maintains, in a segregated account, liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of a Portfolio's total assets.

--------------------------------------------------------------------------------

OTHER INVESTMENT COMPANIES


    Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund's investment return.


--------------------------------------------------------------------------------

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES


    No Portfolio may invest more than 15% of its net assets (10% for the Money Market and Blue Chip Portfolios) in illiquid investments. Illiquid investments are ones that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the "1933 Act").



    Each of the Portfolios may invest in restricted securities. If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Board of Trustees or by the Adviser pursuant to board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio's holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.


--------------------------------------------------------------------------------

INVESTMENTS IN CAPITAL SECURITIES

    Each Portfolio (other than the Blue Chip and Money Market Portfolios) may invest in capital (trust-preferred) securities. These securities are issued by trusts or other special purpose entities created for the purpose of investing in junior subordinated debentures. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which provide preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt. The issuers of these securities may defer interest payments for a number of years (up to five years), although interest continues to accrue cumulatively. In addition, the trust may be terminated and the debentures distributed in liquidation. Because of the structure of these securities, they have the characteristics, and involve the associated risks, of both fixed income and preferred equity securities. At the present time, the Internal Revenue Service treats capital securities as debt. Proposed tax legislation may cause this tax treatment to be modified in the future. In the event that the tax treatment of interest payments of these types of securities is modified, the Portfolio will reconsider the appropriateness of continued investment in these securities. For purposes of percentage limitations applicable to the Portfolio, these securities will be treated as debt securities.

--------------------------------------------------------------------------------

LOWER RATED DEBT SECURITIES

    The High Yield Bond Portfolio invests a substantial portion of its assets in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as "junk bonds." These lower rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower rated securities adversely affects a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income bearing securities. Although some risk is inherent in all securities, holders of income bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

    Lower rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding lower rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    Lower rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower rated high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain lower rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower rated securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for, and the values of, lower rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.


    A Portfolio may acquire lower rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower rated securities during an initial offering. Such securities involve special risks because they are new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

    Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

    Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE POSITIONS

    Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL POLICIES

    In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.

Except as noted below, each Portfolio may not:

    1. As to 75% of the value of each Portfolio's total assets (with the exception of the Money Market Portfolio which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at the time of investment) would be invested in securities of that issuer.

    2. Purchase more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

    3. Purchase any security, if, immediately after such purchase, more than 25% of the Portfolio's total net assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or to instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A to the Prospectus).

    4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total net assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

    5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

    6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

    7. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or any officers or directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

    8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

    9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total assets, or pledge or mortgage more than 15% of its total assets.


   10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the Securities Act of 1933 before resale.


   11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

   13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan).

   14. Lend its portfolio securities in excess of 20% of its net assets or in a manner inconsistent with the guidelines set forth under "Investment Objectives, Policies and Techniques" in this Statement of Additional Information.

   15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and High Yield Bond Portfolios may each invest up to 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

   16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

--------------------------------------------------------------------------------

NON-FUNDAMENTAL (OPERATING) POLICIES

    The following are non-fundamental (operating) policies approved by the Board of Trustees. Such policies may be changed by the Board of Trustees without approval of the Shareholders. These non-fundamental policies are applicable to each of the Portfolios.


        1. Each Portfolio will not invest more than 15% of its total net assets in "illiquid" securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in this case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures (10% for the Money Market and Blue Chip Portfolios).


        2. Each Portfolio intends to meet either the diversification standards set by Section 817(h)(2) of the Internal Revenue Code or the diversification requirements prescribed by regulations promulgated under Section 817(h).

        3. Each Portfolio intends to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

    If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

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OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

    The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the
    Trustees of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually. The officers and trustees of the Fund and their principal occupations for the past five years are set forth below. Corporate positions may, in some instances, have changed during this period. The four Trustees listed with an asterisk are "interested persons" as defined in the Investment Company Act.

EDWARD M. WIEDERSTEIN*, PRESIDENT AND TRUSTEE (53)


5400 University Avenue
West Des Moines, Iowa 50266


    Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Director, Multi-Pig Corporation, Western Agricultural Insurance Company, Western Ag Insurance Agency, Inc., American Ag Insurance Company and WellMark Blue Cross/Blue Shield of Iowa.



WILLIAM J. ODDY*, CHIEF EXECUTIVE OFFICER AND TRUSTEE (57)


5400 University Avenue
West Des Moines, Iowa 50266


    Chief Executive Officer and Director, FBL Financial Group, Inc. and EquiTrust Life Insurance Company; Chief Executive Officer, Chief Financial Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer, Chief Financial Officer and Director, EquiTrust Investment Management Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd.; President, RIK, Inc.; Vice President, Western Computer Services, Inc.; Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.



JOANN W. RUMELHART, EXECUTIVE VICE PRESIDENT (47)


5400 University Avenue
West Des Moines, Iowa 50266


    Executive Vice President and General Manager, FBL Financial Group, Inc., Farm Bureau Life Insurance Company; Executive Vice President, General Manager and Director, EquiTrust Life Insurance Company; Executive Vice President and Director, Equitrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Vice President, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.



JOHN M. PAULE, CHIEF MARKETING OFFICER (44)


5400 University Avenue
West Des Moines, Iowa 50266


    Chief Marketing Officer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC; Chief Marketing Officer and Director, Equitrust Investment Management Services, Inc. and other affiliates of the foregoing.



STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND ASSISTANT SECRETARY (55)


5400 University Avenue
West Des Moines, Iowa 50266


    General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President, General Counsel and Director, FBL Financial
    Group, Inc., EquiTrust Life Insurance Company, EquiTrust Investment Management Services, Inc.; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President and General Counsel, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Director, Iowa Agricultural Finance Corporation and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.

TIMOTHY J. HOFFMAN, CHIEF ADMINISTRATIVE OFFICER (50)


5400 University Avenue
West Des Monies, Iowa 50266


    Chief Administrative Officer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Administrative Officer and Director, EquiTrust Life Insurance Company and EquiTrust Investment Management Services, Inc.: Chief Administrative Officer and Manager, EquiTrust Marketing Services, LLC; President, Treasurer and Director, Communication Providers, Inc.



JAMES W. NOYCE, CHIEF FINANCIAL OFFICER AND TREASURER (45)


5400 University Avenue
West Des Moines, Iowa 50266


    Chief Financial Officer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc. He holds other positions with various affiliates of the foregoing.



LOU ANN SANDBURG, VICE PRESIDENT-INVESTMENTS AND ASSISTANT TREASURER (53)


5400 University Avenue
West Des Moines, Iowa 50266


    Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company and other affiliates of the foregoing. Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.: Vice President-Investments, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC. She holds other positions with various affiliates of the foregoing.



DENNIS M. MARKER, VICE PRESIDENT-INVESTMENT ADMINISTRATION AND ASSISTANT SECRETARY (49)


5400 University Avenue
West Des Moines, Iowa 50266


    Vice President-Investment Administration, FBL Financial Group, Inc., Farm Bureau Mutual Insurance Company and Farm Bureau Life Insurance Company; President and Director, EquiTrust Investment Management Services, Inc.; Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC. He holds other positions with various affiliates of the foregoing.



SUE A. CORNICK, SR. MARKET CONDUCT AND MUTUAL FUNDS VICE PRESIDENT AND ASSISTANT SECRETARY (40)


5400 University Avenue
West Des Moines, Iowa 50266

    Sr. Market Conduct and Mutual Funds Vice President and Secretary, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC.

KRISTI ROJOHN, ASSISTANT SECRETARY (38)


5400 University Avenue
West Des Moines, Iowa 50266

    Director, Investment Compliance and Assistant Secretary, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC.


DONALD G. BARTLING, TRUSTEE (73)


25718 CR6
Herman, Nebraska 68029

    Farmer; Partner, Bartling Brothers Partnership (farming business).


ERWIN H. JOHNSON, TRUSTEE (58)


1841 March Avenue
Charles City, Iowa 50616

    Farmer; Owner and Manager, Center View Farms, Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Financial Planner, Iowa State University Cooperative Extension Service; Financial and Farm Management Consultant; Iowa State University Overseas Projects.


KENNETH KAY, TRUSTEE (57)



51606 590th St
Atlantic, Iowa 50022


    Farmer; Salesman, Pioneer Seed Corn; Voting Delegate, Vice President and former President, Cass County Farm Bureau; Director, First Whitney Bank & Trust; Board Member, Transportation Committee Chairman, Cass Atlantic Development Corporation.


CURTIS C. PIETZ, TRUSTEE (69)



1510 Thomas Lake Pointe Rd., Apt 312
Eagan, Minnesota 55122


    Retired Farmer; Investor and Co-Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority and Minnesota Farm Bureau Federation; previous Farm Bureau leadership; active in Farm Management.


The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Several of the officers and trustees also are officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the trustees not affiliated with the Adviser will be compensated by the Fund. Each unaffiliated trustee will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each trustees' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended. For the fiscal year ended December 31, 2000, the Fund paid trustees' fees totaling $13,000.



The following table sets forth compensation received by all trustees of the Fund for the year ended December 31, 2000. The information in the last column of the table sets forth the total compensation received by all trustees for year 2000 for services as a trustee of the Fund and director of other funds in the EquiTrust family.

                          TABLE OF TRUSTEE COMPENSATION


                                            PENSION AND
                         AGGREGATE      RETIREMENT BENEFITS     TOTAL COMPENSATION
                        COMPENSATION     ACCRUED AS PART OF     FROM ALL FUNDS IN
NAME OF TRUSTEE        FROM THE FUND       FUND EXPENSES       THE EQUITRUST FAMILY

Mr. Bartling               $3,250                $0                   $9,750

Mr. Graham*                     0                 0                        0

Mr. Johnson                 3,250                 0                    9,750

Mr. Kay                     3,250                 0                    9,750

Mr. Pietz                   3,250                 0                    9,750

Mr. Wiederstein                 0                 0                        0

Mr. Harris*                     0                 0                        0

Mr. Oddy*                       0                 0                        0


    * Messrs. Graham and Harris resigned from the Fund effective March 8, 2000 and April 6, 2000, respectively. Mr. Oddy was elected as a trustee effective April 6, 2000.

    Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

COMMITTEES OF BOARD OF TRUSTEES


    The Board of Trustees has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent auditors the planning, scope and results of their audit of the Fund's financial statements and the fees for service performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of four members, including Messrs. Bartling, Johnson, Kay and Pietz. The Audit Committee met two times in 2000.


--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------


    The following information supplements the information set forth in the Prospectus under the heading "Portfolio Management." Pursuant to an
    Investment Advisory and Management Services Agreement dated April 6, 1987 ("Agreement"), EquiTrust Investment Management Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Trustees. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 57.30% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


    The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

    Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the Declaration of Trust, the Fund's by-laws, the Investment Company Act and applicable requirements of the Code;
    (ii) the Portfolio's investment objective(s), policies and restrictions; and
    (iii) such policies and instructions as the Board of Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as trustees, officers or agents of the Fund if duly elected to such positions.

    The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

                                      AVERAGE DAILY NET ASSETS
                                FIRST          SECOND          OVER
PORTFOLIO                    $200 MILLION   $200 MILLION   $400 MILLION

Money Market                     0.25%          0.25%          0.25%

High Grade Bond                  0.30%         0.275%          0.25%

Managed                          0.45%          0.45%          0.40%

High Yield Bond                  0.45%          0.45%          0.40%

Value Growth                     0.45%          0.45%          0.40%

Blue Chip                        0.20%          0.20%          0.20%


    The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar; fees of trustees who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.


    The Agreement was approved on March 13, 1987, by the Board of Trustees, and on August 21, 1990, by Farm Bureau Life Insurance Company, pursuant to voting instructions of policyowners, as sole Shareholder of the Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio,

    Managed Portfolio and the Money Market Portfolio. An amendment to the Agreement extending the Agreement to the Blue Chip Portfolio was approved by the Board of Trustees on August 21, 1990, reapproved on August 15, 1991 and approved by Shareholders of that Portfolio on November 13, 1991 pursuant to instructions from variable life insurance policyowners indirectly invested in the Portfolio.

    The Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by
    (a) the vote of a majority of those Trustees who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and
    (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of such Portfolio.

    The Agreement will be deemed to have been approved or disapproved by the Shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

    The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

    Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.


    For the fiscal years ended December 31, 2000, 1999 and 1998, the advisory and management fee expense was as follows:



NAME OF PORTFOLIO                         2000       1999       1998

Money Market Portfolio                  $ 17,966   $ 15,120   $ 14,320

High Grade Bond Portfolio               $ 39,719   $ 37,433   $ 22,977

Managed Portfolio                       $196,144   $247,572   $239,288

High Yield Bond Portfolio               $ 73,946   $ 79,008   $ 55,831

Value Growth Portfolio                  $166,091   $200,704   $203,671

Blue Chip Portfolio                     $179,786   $149,754   $ 95,465



    The Adviser has also agreed to reimburse any Portfolio of the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect for as long as the Agreement remains in effect and cannot be changed without a shareholder vote. In addition, the Adviser has agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .65%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 2001.

--------------------------------------------------------------------------------

UNDERWRITING AND DISTRIBUTION EXPENSES
--------------------------------------------------------------------------------

    Pursuant to an Underwriting Agreement ("Underwriting Agreement"), the Adviser also serves, without compensation from the Fund, as the principal underwriter and sole distributor of the Fund's shares. Under the terms of the Underwriting Agreement, the Adviser is not obligated to sell any specific number of shares. The Agreement was approved on August 12, 1987, by the Board of Trustees, including a vote of a majority of the trustees who are not "interested persons" of either party to the Underwriting Agreement. Unless terminated earlier as described below, the Underwriting Agreement will continue in effect from year to year so long as its continuance is approved annually by (a) the vote of a majority of the trustees who are not parties to the Underwriting Agreement or "interested persons" of either party to the Underwriting Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of the Fund. The Underwriting Agreement may be terminated without penalty at any time upon six months' notice by either party, and will terminate automatically upon assignment. The Adviser has authority, pursuant to the Underwriting Agreement, to enter into similar contracts with other investment companies.

    Pursuant to the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses of registering its shares under federal and state securities laws. The Fund will also pay the fees and expenses incurred in connection with: (i) the preparation, printing and mailing of annual prospectuses to existing Shareholders; (ii) the preparation, printing and mailing of any notice, proxy statement, report, supplemental prospectus or other communications to Shareholders; and (iii) the printing and mailing of confirmations of purchases of shares. The Fund will also pay for certain other items, including, but not limited to, the following: any issue or initial transfer taxes; the wiring of funds for share purchases and redemptions (unless paid by the Shareholder who initiates the transaction); and the printing and postage of business reply envelopes. The above-described expenses will be allocated among the Portfolios on the basis of their respective net assets.

    The Adviser is obligated to pay for the printing (but not the typesetting) and distribution of prospectuses and statements of additional information to prospective VA contract and VLI policyholders, and the preparation, printing and distribution of any reports or other literature or advertising in connection with the offering of the shares. The Adviser pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. The Adviser also pays for any activity which is primarily intended to result in the sale of shares of the Fund.

    The Adviser intends to enter into agreements with Participating Insurance Companies pursuant to which the Participating Insurance Companies will assume the Adviser's obligation to pay for the printing and distribution of prospectuses of the Fund in connection with the Participating Insurance Companies' sale of VA contracts and VLI policies. The Adviser continuously offers shares of each Portfolio of the Fund to the separate accounts of Participating Insurance Companies. Such shares are sold at their respective net asset values and involve no sales charge.

    The Adviser also acts as principal underwriter and sole distributor of the shares of EquiTrust Money Market Fund, Inc. and EquiTrust
    Series Fund, Inc.

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients.


    Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).


    If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Adviser is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of portfolio transactions for the Fund. The Fund and each Portfolio paid brokerage commissions during the fiscal years ended
    December 31, 2000, 1999 and 1998 as follows:



NAME OF PORTFOLIO                         2000       1999       1998

The Fund                                $196,037   $244,144   $417,481

Money Market Portfolio                       -0-        -0-        -0-

High Grade Bond Portfolio                    -0-        -0-        -0-

Managed Portfolio                       $ 86,110   $ 45,597   $ 50,143

High Yield Bond Portfolio                    -0-        -0-   $    375

Value Growth Portfolio                  $ 86,032   $183,018   $334,263

Blue Chip Portfolio                     $ 23,895   $ 15,529   $ 32,700


    In some instances, the Portfolios may deal in securities which are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter or "third market," the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments generally are traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

    Certain investments may be appropriate for certain of the Portfolios and the Adviser's other clients. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current respective holdings, availability of cash for investment and the size of their respective investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients on the same day. In this event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Trustees that the benefits available, because of the Adviser's organization, outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rates for the Portfolios are set forth under "Financial Highlights" in the Prospectus. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company for that year and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Taxes."

--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASE OF SHARES


    The Fund continuously offers shares of the various Portfolios at the respective net asset values of the Portfolios determined in the manner set forth under "Net Asset Value." Shares of the Fund may be purchased only by the separate accounts of Participating Insurance Companies, which are investment media for the VA contracts or VLI policies issued by the Participating Insurance Companies. (Please refer to the prospectuses for the VA contracts and the VLI policies for a description of how to purchase a contract or policy.)


    Shares of each Portfolio are sold without a sales charge at net asset value next determined after an order for purchase and payment in proper form are received. Payment for shares is made in federal funds transmitted by wire on the next business day following the order for purchase.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES

    The Fund ordinarily redeems full and fractional shares of a Portfolio for cash at the net asset value next determined after a request for redemption is received in proper form. The Fund charges no redemption fee. Except as described below, the Fund is required to pay redemption proceeds within seven days after receipt of a proper notice of redemption; however, the Fund intends to pay redemption proceeds within one business day after receipt of such notice.


    The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when
    (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received prior to the day of such determination of net asset value.


--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------


    The net asset value per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central Time) or the close of the New York Stock Exchange, on each day that (i) the New York Stock Exchange is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The net asset value per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.


    The Fund reserves the right to calculate or estimate the net asset value of a Portfolio more frequently than once daily if deemed desirable. If the Fund's offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the net asset value next determined for each Portfolio.

    The following supplements the discussion in the Prospectus under the heading "Other Information -- Net Asset Value."

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

    The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

    The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market based values. Market values are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Trustees has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market based valuations were to occur, or if there were other deviations which the Board of Trustees believed would result in dilution or other unfair results material to Shareholders, the Board of Trustees would consider what action, if any, should be initiated.

    The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a fund holding higher yielding securities can be expected to increase; when yields increase, the market value of a fund invested at lower yields can be expected to decline. In addition, if the Money Market Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuation into consideration.

--------------------------------------------------------------------------------

OTHER PORTFOLIOS

    The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between closing bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

    The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account, and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF THE PORTFOLIOS



    THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE PORTFOLIOS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.



    Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio intends to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If a Portfolio: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each Portfolio intends to do), then under the provisions of Subchapter M, the Portfolio should have little or no income taxable to it under the Code. In particular, a Portfolio is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

    A Portfolio must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and
    (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses.



    The Portfolios should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a REGULATED INVESTMENT COMPANY whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts.



    Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the separate accounts of Participating Insurance Companies) that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Portfolios. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of
    Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.



    The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:


    - no more than 55% of a Portfolio's total assets may be represented by any one investment


    - no more than 70% by any two investments


    - no more than 80% by any three investments


    - no more than 90% by any four investments



    Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other REGULATED INVESTMENT COMPANIES. For purposes of
    Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.



    Investment income received from sources within foreign countries, or capital gains earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. The Portfolios each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such a Portfolio bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.



    A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require such a Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a REGULATED INVESTMENT COMPANY, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.



    If for any taxable year a Portfolio fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition,if for any taxable year a Portfolio fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolios' investment advisers and each Portfolio intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's investment sub-adviser might otherwise select.



    As of December 31, 2000, the following Portfolios have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.



                                                       EXPIRATION DATES:
PORTFOLIO                                   AMOUNT       DECEMBER 31,
---------                                 -----------  -----------------
Value Growth Portfolio..................  $10,702,000         2006
Managed Portfolio.......................  $ 3,188,000         2006
High Yield Bond Portfolio...............  $   104,000         2007
Managed Portfolio.......................  $   691,000         2007
Value Growth Portfolio..................  $ 2,848,000         2008
High Grade Bond Portfolio...............  $    16,000         2008
High Yield Bond Portfolio...............  $    14,000         2008
Managed Portfolio.......................  $ 3,397,000         2008



    If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.



    Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.



    Each Portfolio that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.



    The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.


--------------------------------------------------------------------------------


INVESTOR TAXATION



    Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS.


--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The following supplements the discussion of dividends and distributions in the Prospectus under the headings "Other Information -- Distributions and Taxes -- DISTRIBUTIONS."

    MONEY MARKET PORTFOLIO


    The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value.

    Net investment income, for dividend purposes consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus or minus (iii) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

    HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS

    Each of these Portfolios declares dividends of all its investment income on each day the Portfolio's Net Asset Value is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

    OTHER PORTFOLIOS

    It is the policy of each of the Managed, Blue Chip and Value Growth Portfolios to distribute at least annually substantially all its net investment income, if any, and any net realized capital gains.


    Both dividend and capital gain distributions will be made in shares of a Portfolio.


--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time, the Fund may advertise several types of performance information for a Portfolio. Each Portfolio, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and High Yield Bond Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

    The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and therefore will be lower. Contract holders and policyowners should consult the prospectus for the relevant VA contract or VLI policy.

    Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the designated period assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

    Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's net asset value per share at the end of the period (except for the Money Market Portfolio where the net asset value per share at the beginning of the period is used). Yield is an annualized figure, meaning that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

    From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and High Yield Bond Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of such investments, during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

    Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.

--------------------------------------------------------------------------------

PERFORMANCE CALCULATION

    A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Commission. The standardized average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $10,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the table on page 27.

    Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $10,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table on page 28.


    The yield for a Portfolio other than the Money Market Portfolio is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Commission. Based upon the 30-day period ended December 31, 2000 the High Grade Bond Portfolio's yield was 7.23% and the High Yield Bond Portfolio's yield was 9.34%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                          6
        Yield = 2 [(a-b +1)  -1]
                --------------------
                  cd

        a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the offering price per share on the last day of the period.

    In computing yield, the Fund follows certain standardized accounting practices specified by Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

    The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365 and the resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

    The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the power of 365/7] -1.


    The Money Market Portfolio's yield and effective yield for the seven-day period ending December 31, 2000 were 6.13% and 6.26%, respectively.


    A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost.


    The figures below show performance information for various periods ended December 31, 2000. The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and, if calculated for corresponding periods, would be lower. VA contract holders and VLI policyowners should consult the prospectus for such contract or policy.

      AVERAGE ANNUAL TOTAL RETURN TABLE FOR PERIODS ENDED DECEMBER 31, 2000



                                                         STANDARD
                                                      AVERAGE ANNUAL
PORTFOLIO                                              TOTAL RETURN

Value Growth
  Life of Portfolio (1).............................       5.51%
  Ten-Year..........................................       7.18%
  Five-Year.........................................       0.65%
  One-Year..........................................      16.71%

High Grade Bond
  Life of Portfolio (1).............................       8.77%
  Ten-Year..........................................       8.07%
  Five-Year.........................................       6.80%
  One-Year..........................................      11.14%

High Yield Bond
  Life of Portfolio (1).............................       9.57%
  Ten-Year..........................................      10.18%
  Five-Year.........................................       6.65%
  One-Year..........................................       3.05%

Managed
  Life of Portfolio (1).............................       9.80%
  Ten-Year..........................................      10.80%
  Five-Year.........................................       7.84%
  One-Year..........................................      27.39%

Blue Chip
  Life of Portfolio (2).............................      16.50%
  Ten-Year..........................................      16.20%
  Five-Year.........................................      15.26%
  One-Year..........................................      (8.52)%

             TOTAL RETURN TABLE FOR PERIODS ENDED DECEMBER 31, 2000



PORTFOLIO                                              TOTAL RETURN

Value Growth
  Life of Portfolio (1).............................      103.02%
  Ten-Year..........................................       99.99%
  Five-Year.........................................        3.31%
  One-Year..........................................       16.71%

High Grade Bond
  Life of Portfolio (1).............................      203.60%
  Ten-Year..........................................      117.25%
  Five-Year.........................................       38.92%
  One-Year..........................................       11.14%

High Yield Bond
  Life of Portfolio (1).............................      234.64%
  Ten-Year..........................................      163.76%
  Five-Year.........................................       38.01%
  One-Year..........................................        3.05%

Managed
  Life of Portfolio (1).............................      243.97%
  Ten-Year..........................................      178.84%
  Five-Year.........................................       45.87%
  One-Year..........................................       27.39%

Blue Chip
  Life of Portfolio (2).............................      375.97%
  Ten-Year..........................................      348.68%
  Five-Year.........................................      103.39%
  One-Year..........................................       (8.52)%


           (1) The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on
               October 15, 1987.
           (2) The Blue Chip Portfolio commenced operations on
               October 15, 1990.

--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

    The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 3, 1986.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Portfolios and to divide or combine the shares of any Portfolio into a greater or lesser number of shares of that Portfolio without thereby changing the proportionate beneficial interests in the Portfolio. The shares of the Fund are divided into six separate series (I.E., Portfolios), and the shares of each Portfolio have equal rights and privileges and represent an equal proportionate interest with all other shares of that Portfolio. Upon liquidation of the Fund or any Portfolio of the Fund, Shareholders of each Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to Shareholders. Shares have no preemptive or conversion rights. The right of redemption is described elsewhere herein. Shares of each Portfolio are fully paid and non-assessable by the Fund. The Trustees are authorized to classify unissued shares of the Fund by assigning them to a Portfolio for issuance.

    The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, (subject only to the rights of creditors), are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

--------------------------------------------------------------------------------

SHAREHOLDER VOTING RIGHTS
--------------------------------------------------------------------------------

    Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Fund's by-laws, they may be entitled to vote. Shareholders of all Portfolios vote for a single set of Trustees; thereafter, the Trustees will serve for terms of unlimited duration (subject to certain removal procedures by the Trustees or the Shareholders).

    All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of Shareholders. The Board of Trustees has the power to alter the number of Trustees and to appoint successor Trustees, provided that immediately after the appointment of any successor Trustee at least two-thirds of the Trustees have been elected by shareholders of the Fund. As permitted by Massachusetts law, there normally will be no meetings of Shareholders for the purposes of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by Shareholders. At that time, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. The Trustees must call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Fund. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares of the Fund have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the Shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations, or to the regulated investment company provisions of the Code, or to designate and establish additional Portfolios, may be made by the Trustees without the vote or consent of the Shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

    In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

    To the extent required by law, the Participating Insurance Companies will vote Fund shares held in their separate accounts in accordance with instructions received from the VLI policyowners or VA contract holders having voting interests in the separate accounts. In addition, to the extent required by law, Farm Bureau Life Insurance Company will vote Fund shares held in its general account in proportion to voting instructions received from its VLI policyowners and its VA contract holders. Each share will have one vote and fractional shares will be counted. On any matters affecting an individual Portfolio, only the Shareholders of that Portfolio will be entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio will be required. Shares for which no voting instructions are received shall be voted by the Participating Insurance Companies in proportion to the shares for which voting instructions are received.

    As used in this SAI, the phrase "majority vote" of a Portfolio (or of the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio
    (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund).

--------------------------------------------------------------------------------

CONTROL PERSONS
--------------------------------------------------------------------------------


    Farm Bureau Life Insurance Company ("Farm Bureau"), an Iowa corporation and subsidiary of FBL Financial Group, Inc., and EquiTrust Life Insurance Company
    ("EquiTrust Life"), an Iowa corporation and subsidiary of Farm Bureau, through their separate accounts own substantially all of the Fund's outstanding shares, other than the shares of the Fund purchased for investment by Farm Bureau through its general account to get the Portfolios of the Fund started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares. The organizational expenses of the Fund were paid by Farm Bureau.



    Because Farm Bureau and EquiTrust Life own the shares of the Fund, the Fund is deemed to be controlled by Farm Bureau and EquiTrust Life by nature of the definitions contained in the Investment Company Act of 1940. However, Farm Bureau and EquiTrust Life will generally vote the shares of the Fund held by their separate accounts in accordance with instructions received from their VLI policyholders and VA contractholders. The shares held in the general accounts of both Farm Bureau and EquiTrust Life will generally be voted in proportion to voting instructions received from their respective VLI policyholders and VA contractholders. Under certain circumstances, however, Farm Bureau and EquiTrust Life may disregard voting instructions received from VLI policyholders and VA contractholders.



    As of the date of this SAI, Farm Bureau owned approximately 25% of the outstanding voting securities of the Money Market Portfolio through its general account. Such shares were acquired for investment and can only be disposed of by redemption or transfer to an affiliate. Officers and trustees of the Fund owned less than 1% of the outstanding voting securities of each Portfolio.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN

    Deutsche Bank, Global Assets-Insurance Group, 16 Wall Street, New York, N.Y., 10005, is the custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS

    The Fund's independent auditors for the current fiscal year are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

--------------------------------------------------------------------------------

ACCOUNTING SERVICES


    The Fund has entered into an accounting services agreement with EquiTrust Investment Management Services, Inc. ("EquiTrust"), pursuant to which EquiTrust performs accounting services for the Fund. In addition, the agreement provides that EquiTrust shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays EquiTrust an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended December 31, 2000, the aggregate amount of such fees paid to EquiTrust was $88,628.


--------------------------------------------------------------------------------

DIVIDEND DISBURSING AND TRANSFER AGENT

    EquiTrust Investment Management Services, Inc., serves as the Fund's dividend disbursing and transfer agent.

--------------------------------------------------------------------------------

LEGAL MATTERS

    The firm of Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Fund.

--------------------------------------------------------------------------------

REGISTRATION STATEMENT

    This SAI and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto which the Fund has filed with the Commission in Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, which reference is hereby made.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance Series Fund for the fiscal year ended December 31, 2000 were filed with the Commission on February 28, 2001 and are incorporated by reference. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

--------------------------------------------------------------------------------

APPENDIX A -- MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

    The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.

    U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

    U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others are supported only by the credit of the instrumentality and not the U.S. Treasury.

    OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.

    COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs.

    In addition, the Portfolios may invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") subject to the below-noted requirements with respect to ratings.
    Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios, who agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. A Portfolio's investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Trustees, a particular investment in Section
    4(2) paper is determined to be liquid. The investment adviser monitors the liquidity of the Portfolios' investments in Section 4(2) paper on a continuing basis.

    OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (E.G., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity.

    REPURCHASE AGREEMENTS: See "Repurchase Agreements" under "Investment Objectives, Policies and Techniques."

    As to obligations of banks or savings institutions, commercial paper, other corporate debt securities and repurchase agreements, a Portfolio only will invest in U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which, at the time of acquisition, generally are either:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer;

    3. in the case of an unrated instrument, determined by the Board of Trustees to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

    FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security ordinarily is determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------

APPENDIX B -- QUALITY COMPOSITION OF BOND PORTFOLIOS
--------------------------------------------------------------------------------


    The tables below reflect the average composition by quality rating of the investment securities of the High Yield Bond Portfolio and the High Grade Bond Portfolio for the fiscal year ended December 31, 2000. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and S&P is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or S&P, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of the tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements, options and cash.


    The allocations reflected in the tables do not necessarily reflect the view of the investment adviser as to the quality of the bonds in the Portfolio on the date shown; and they are not necessarily representative of the composition of the Portfolio at other times. The composition of the Portfolio will change over time.

          HIGH YIELD BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY


                        PERCENTAGE
                            OF
                       PORTFOLIO BY
       MOODY'S           MOODY'S
   RATING CATEGORY       RATINGS

A....................       4.67%
Baa..................      47.93
Ba...................      15.18
B....................       7.68
Ca...................       0.25
C....................
Not rated............       5.66
Cash and Other
  Assets.............      18.63
                         -------
                          100.00%



                        PERCENTAGE
                            OF
                       PORTFOLIO BY
         S&P               S&P
   RATING CATEGORY       RATINGS

A....................       4.67%
BBB..................      42.46
BB...................      17.99
B....................      12.86
CC...................
D....................       0.22
Not rated............       3.17
Cash and Other
  Assets.............      18.63
                         -------
                          100.00%

          HIGH GRADE BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY


                        PERCENTAGE
                            OF
                       PORTFOLIO BY
       MOODY'S           MOODY'S
   RATING CATEGORY       RATINGS

Aaa..................      25.04%
Aa...................      11.05
A....................      26.81
Baa..................      18.55
Ba...................
B....................       0.67
Cash and Other
  Assets.............      17.88
                         -------
                          100.00%



                        PERCENTAGE
                            OF
                       PORTFOLIO BY
         S&P               S&P
   RATING CATEGORY       RATINGS

Aaa..................      26.75%
AA...................       9.34
A....................      27.04
BBB..................      18.32
BB...................       0.67
B....................
Cash and Other
  Assets.............      17.88
                         -------
                          100.00%


    The description of each bond quality category set forth in the tables is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix C -- Description of Corporate Bond Ratings." The ratings of Moody's and S&P represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable than rated issues.

--------------------------------------------------------------------------------

APPENDIX C -- DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

    MOODY'S INVESTORS SERVICE, INC.


  Aaa:            Bonds that are rated Aaa are judged to be of the
                  best quality. They carry the smallest degree of
                  investment risk and are generally referred to as
                  "gilt edge." Interest payments are protected by a
                  large or exceptionally stable margin and principal
                  is secure. While the various protective elements
                  are likely to change, such changes as can be
                  anticipated are most unlikely to impair the
                  fundamentally strong position of such issues.
  Aa:             Bonds that are rated Aa are judged to be of high
                  quality by all standards. Together with the "Aaa"
                  group they comprise what are generally known as
                  high-grade bonds. They are rated lower than the
                  best bonds because margins of protection may not
                  be as large as in "Aaa" securities or fluctuation
                  of protective elements may be of greater amplitude
                  or there may be other elements present which make
                  the long-term risks appear somewhat larger than
                  with "Aaa" securities.
  A:              Bonds that are rated A possess many favorable
                  investment attributes and may be considered as
                  upper medium-grade obligations. This rating
                  indicates an extremely strong capacity to pay
                  principal and interest which is considered
                  adequate but elements may be present which suggest
                  a susceptibility to impairment sometime in the
                  future.
  Baa:            Bonds rated Baa are considered medium-grade
                  obligations, I.E., they are neither highly
                  protected nor poorly secured. Interest payments
                  and principal security appear adequate for the
                  present but certain protective elements may be
                  lacking or may be characteristically unreliable
                  over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact
                  have speculative characteristics as well.
  Ba:             Bonds rated Ba are judged to have speculative
                  elements; their future cannot be considered as
                  well-assured. Often the protection of interest and
                  principal payments may be very moderate and
                  thereby not well-safeguarded during both good and
                  bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
  B:              Bonds rated B generally lack characteristics of a
                  desirable investment. Assurance of interest and
                  principal payments or of maintenance of other
                  terms of the contract over any long period of time
                  may be small.
  Caa:            Bonds rated Caa are of poor standing. Such issues
                  may be in default or there may be present elements
                  of danger with respect to principal or interest.
  Ca:             Bonds rated Ca represent obligations which are
                  speculative in a high degree. Such issues are
                  often in default or have other market
                  shortcomings.
  C:              Bonds which are rated C are the lowest rated class
                  of bonds, and issues so rated can be regarded as
                  having extremely poor prospects of ever attaining
                  any real investment standing.
  NR:             Not rated by the indicated rating agency.


--------------------------------------------------------------------------------

    S&P

  AAA:            Bonds rated AAA are highest grade debt
                  obligations. This rating indicates an extremely strong capacity to pay principal and interest.

  AA:             Bonds rated AA also qualify as high-quality
                  obligations. Capacity to pay principal and
                  interest is very strong, and in the majority of
                  instances they differ from "AAA" issues only in a
                  small degree.
  A:              Bonds rated A have a strong capacity to pay
                  principal and interest, although they are more
                  susceptible to the adverse effects of changes in
                  circumstances and economic conditions.
  BBB:            Bonds rated BBB are regarded as having an adequate
                  capacity to pay principal and interest. Whereas
                  they normally exhibit protection parameters,
                  adverse economic conditions or changing
                  circumstances are more likely to lead to a
                  weakened capacity to pay principal and interest
                  for bonds in this category than for bonds in the A
                  category.
  BB-B-CCC-CC:    Bonds rated BB, B, CCC and CC are regarded, on
                  balance, as predominantly speculative with respect
                  to the issuer's capacity to pay interest and repay
                  principal in accordance with the terms of the
                  obligations. BB indicates the lowest degree of
                  speculation and CC the highest degree of
                  speculation. While such bonds will likely have
                  some quality and protective characteristics, these
                  are outweighed by large uncertainties or major
                  risk exposures to adverse conditions.
  D:              Bonds rated D are in default, and payment of
                  interest and/or repayment of principal is in
                  arrears.
                  Plus (+) or Minus (-): The ratings from "AA" to
                  "BB" may be modified by the addition of a plus or
                  minus sign to show relative standing within the
                  major rating categories.
  NR:             Not rated by the indicated rating agency.

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S

  P-1: The rating P-1 is the highest commercial paper rating assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries,
                  (2) high rates of return on funds employed,
                  (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.
  P-2: The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound, may be more subject to variation.
                  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------

    S&P

  A-1: This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.
  A-2: This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                                     PART C

                               OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:

    The following financial statements are filed as part of this Registration Statement.

    Included in Part A -- Prospectus: Financial Highlights

    Incorporated by reference in Part B -- Statement of Additional Information:


       Annual Report to Shareholders
       Report of Independent Auditors
       Statements of Assets and Liabilities as of December 31, 2000
       Statements of Operations for the year ended December 31, 2000
       Statements of Changes in Net Assets for the years ended December 31, 1999 and December 31, 2000
       Schedules of Investments as of December 31, 2000
       Notes to Financial Statements, December 31, 2000


(b)  Exhibits:

a.   (i)    Declaration of Trust. (1)

     (ii)   Amendment to Declaration of Trust. (1)

     (iii)  Amendment to Declaration of Trust. (1)

     (iv)   Amendments to Declaration of Trust. (1)

     (v)    Amendment to Declaration of Trust. (1)

     (vi)   Amendment to Declaration of Trust. (1)

b.   By-Laws of Registrant. (1)

c.   None.

d.   (i)    Investment Advisory and Management Services Agreement. (1)

     (ii)   Amendment to Investment Advisory Management Services Agreement. (1)

     (iii)  Amendment to Investment Advisory Management Services Agreement. (1)

e.   Underwriting Agreement between Registrant and EquiTrust Investment Management Services,
       Inc. (1)

f.   None.

g.   Custodian Agreement between Registrant and Bankers Trust Company Des Moines, N.A. (1)

h.   (i)    Dividend Disbursing and Transfer Agent Agreement between Registrant and EquiTrust
              Investment Management Services, Inc. (1)

     (ii)   Fidelity Bond Joint Insureds Agreement. (1)

     (iii)  Joint Insureds DO & EO Agreement. (1)

     (iv)   (A)  Subscription Agreement. (1)

            (B)  Additional Subscription Agreement. (1)

            (C)  Subscription Agreement for the Money Market Portfolio. (1)

            (D)  Subscription Agreement for the Blue Chip Portfolio. (1)

     (v)    Participation Agreement. (1)

     (vi)   Accounting Services Agreement. (1)

i.   Consent of Sutherland Asbill & Brennan LLP.

j.   Consent of Ernst & Young LLP.

k.   None.

l.   See Exhibits h(iv)(A) and h(iv)(B).

m.   None.

n.   None.

o.   None.


------------------------

(1) Incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement, filed with the Commission on May 1, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    No person is controlled by the Registrant. Substantially all of the outstanding common stock of the Registrant is owned by Farm Bureau Life Insurance Company ("Farm Bureau") and EquiTrust Life Insurance Company ("EquiTrust Life"), Iowa life insurance corporations, through their separate accounts. EquiTrust Life is a subsidiary of Farm Bureau and Farm Bureau is owned by FBL Financial Group, Inc., an Iowa corporation. 57.30% of the outstanding voting shares of FBL Financial Group, Inc. are owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation, the members of which are county farm bureau organizations and their individual members. Various companies and other entities controlled by FBL Financial Group, Inc. may be deemed to be under common control with the Registrant. Such other companies and entities, together with the identity of the owners of their common stock, are set forth on a diagram incorporated herein by reference to item 26 of post-effective amendment number 9 to the Form N-4 registration statement filed with the Commission by Farm Bureau on February 23, 2001.


ITEM 25.  INDEMNIFICATION.

    See Article XI, Section 2 of the Registrant's Declaration of Trust, filed as
Exhibit 1 to this Registration Statement, which provision is incorporated herein by reference to post-effective amendment No. 15 filed on May 1, 1998.

    The Investment Advisory and Management Services Agreement between the Registrant and the EquiTrust Investment Management Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

    In addition, the Registrant maintains a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its trustees and officers are named insureds.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Registrant's investment adviser is EquiTrust Investment Management
Services, Inc. In addition to its services to Registrant as investment adviser, underwriter and transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement, the Adviser acts as adviser, underwriter, and shareholder service, transfer and dividend disbursing agent for EquiTrust Money Market Fund, Inc., a diversified open-end management investment company, and EquiTrust Series Fund, Inc., a diversified open-end series management investment company.

    The principal occupations of the principal executive officers and directors of the Adviser are their services as officers, directors and/or employees of FBL Financial Group, Inc. and the Iowa Farm Bureau Federation and/or its affiliates as disclosed below. The address of FBL Financial Group, Inc. and the Federation and its affiliates is 5400 University Avenue, West Des Moines, Iowa 50266.


NAME AND POSITION(S)
WITH ADVISER                                              PRINCIPAL OCCUPATIONS
------------------------------------------  --------------------------------------------------

Stephen M. Morain                           Incorporated herein by reference to the Statement
Senior Vice President, General Counsel and  of Additional Information (Part B) of this
Director                                    Registration Statement.

William J. Oddy                             Incorporated herein by reference to the Statement
Chief Executive Officer, Chief Financial    of Additional Information (Part B) of this
Officer and Director                        Registration Statement.

Dennis M. Marker                            Incorporated herein by reference to the Statement
President and Director                      of Additional Information (Part B) of this
                                            Registration Statement.

JoAnn Rumelhart                             Incorporated herein by reference to the Statement
Executive Vice President and Director       of Additional Information (Part B) of this
                                            Registration Statement.

Timothy J. Hoffman                          Incorporated herein by reference to the Statement
Chief Administrative Officer and Director   of Additional Information (Part B) of this
                                            Registration Statement.

James W. Noyce                              Incorporated herein by reference to the Statement
Vice President, Treasurer and Director      of Additional Information (Part B) of this
                                            Registration Statement.

John M. Paule                               Incorporated herein by reference to the Statement
Chief Marketing Officer and Director        of Additional Information (Part B) of this
                                            Registration Statement.

Thomas E. Burlingame                        Vice President--Associate General Counsel, FBL
Vice President and Director                 Financial Group, Inc.

NAME AND POSITION(S)
WITH ADVISER                                              PRINCIPAL OCCUPATIONS
------------------------------------------  --------------------------------------------------
Lynn E. Wilson                              Vice President--Life Sales, FBL Financial Group,
Vice President and Director                 Inc.

Lou Ann Sandburg,                           Incorporated herein by reference to the Statement
Vice President--Investments, Assistant      of Additional Information (Part B) of this
Treasurer and Director                      Registration Statement.

Sue A. Cornick                              Incorporated herein by reference to the Statement
Sr. Market Conduct and Mutual Funds Vice    of Additional Information (Part B) of this
President and Secretary                     Registration Statement.

Kristi Rojohn                               Incorporated herein by reference to the Statement
Director, Investment Compliance and         of Additional Information (Part B) of this
Assistant Secretary                         Registration Statement.

Robert Rummelhart,                          Investment Vice President, FBL Financial Group,
Investment Vice President                   Inc.

Roger PJ Soener                             Investment Vice President--Real Estate, FBL
Investment Vice President--Real Estate      Financial Group, Inc. He holds other positions
                                            with various affiliates of the foregoing.

James P. Brannen                            Vice President-Controller, FBL Financial Group,
Vice President--Controller                  Inc. and various affiliates of the foregoing.

Charles T. Happel                           Securities Vice President, EquiTrust Marketing
Securities Vice President                   Services, LLC.

Kathleen E. Kruidenier                      Director, Investment Services and Portfolio
Director, Investment Services and           Manager, EquiTrust Investment Management Services,
Portfolio Manager                           Inc.

Sharon M. Marker                            Investment Accounting Director, EquiTrust
Investment Accounting Director              Investment Management Services, Inc.

Laura Kellen Beebe                          Senior Portfolio Manager, EquiTrust Marketing
Senior Portfolio Manager                    Services, LLC.

Doug Higgins                                Senior Portfolio Manager, EquiTrust Marketing
Senior Portfolio Manager                    Services, LLC.

Robert A. Simons                            Senior Counsel--Investments, FBL Financial Group,
Senior Counsel--Investments                 Inc.

Barbara A. Bennett                          Cash Management Administrator, EquiTrust
Cash Management Administrator               Investment Management Services, Inc.


ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) EquiTrust Investment Management Services, Inc., the principal underwriter for Registrant, also acts as the investment adviser, principal underwriter and transfer and dividend disbursing agent for EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc., both diversified open-end management investment companies.

    (b) The principal business address of each director and officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266. See Item 28 for information on the officers of EquiTrust Investment Management Services, Inc.

    (c)  Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant and the offices of the Adviser, EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 29.  MANAGEMENT SERVICES.

    Inapplicable.

ITEM 30.  UNDERTAKINGS.

    Inapplicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines and State of Iowa, on the 26th day of April, 2001.


                                EQUITRUST VARIABLE INSURANCE SERIES FUND

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     ------------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


  /s/ EDWARD M. WIEDERSTEIN     President and Trustee
------------------------------    (Principal Executive        April 26, 2001
    Edward M. Wiederstein         Officer)                        (dated)

     /s/ WILLIAM J. ODDY
------------------------------  Chief Executive Officer       April 26, 2001
       William J. Oddy            and Trustee                     (dated)

                                Chief Financial Officer
      /s/ JAMES W. NOYCE          and Treasurer (Principal    April 26, 2001
------------------------------    Financial and Accounting        (dated)
        James W. Noyce            Officer)

              *
------------------------------  Trustee                       April 26, 2001
      Donald G. Bartling                                          (dated)

              *
------------------------------  Trustee                       April 26, 2001
       Erwin H. Johnson                                           (dated)

              *
------------------------------  Trustee                       April 26, 2001
         Kenneth Kay                                              (dated)

              *
------------------------------  Trustee                       April 26, 2001
       Curtis C. Pietz                                            (dated)


*By:    /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
             PURSUANT TO
          POWER OF ATTORNEY